UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act File Number:	811-22121

Registrant Name:	PIMCO Income Opportunity Fund

Address of Principal Executive Offices:	1633 Broadway
New York, NY 10019

Name and Address of Agent for Service:	William G. Galipeau
650 Newport Center Drive
Newport Beach, CA 92660

Registrant’s telephone number, including area code:	(844) 337-4626

Date of Fiscal Year End:	June 30

Date of Reporting Period:	September 30, 2017

Item 1. Schedule of Investments

Schedule of Investments

PIMCO Income Opportunity Fund

September 30, 2017 (Unaudited)

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 157.6%
LOAN PARTICIPATIONS AND ASSIGNMENTS 5.0%
Air Medical Group Holdings, Inc.
TBD% due 09/07/2024		$100	$100
Ancestry.com Operations, Inc.
9.490% (LIBOR03M + 8.250%) due 10/19/2024 ~		720	725
Avantor Performance Materials Holdings LLC
TBD% due 06/30/2018		5,700	5,686
Avantor, Inc.
TBD% due 09/07/2024		100	100
Beacon Roofing Supply, Inc.
TBD% due 08/24/2024		200	200
Energy Future Intermediate Holding Co. LLC
4.235% (LIBOR03M + 3.000%) due 06/30/2018 ~		7,707	7,752
Forbes Energy Services LLC
5.000% - 7.000% (PIK + 0.070%) due 04/13/2021 +~(d)		364	376
iHeartCommunications, Inc.
8.083% (LIBOR03M + 6.750%) due 01/30/2019 ~		4,600	3,560
McAfee LLC
TBD% due 09/21/2024		100	101
MH Sub LLC
4.820% (LIBOR03M + 3.500%) due 09/13/2024 ~		70	70
Multi Color Corp.
TBD% due 09/20/2024		10	10
Nidda Healthcare Holding AG
TBD% due 09/19/2024	EUR	100	119
Ocean Rig UDW, Inc.
8.250% (PRIME + 4.000%) due 09/20/2024 ~		$216	220
OGX
TBD% due 04/10/2049 ^+~(e)		271	38
Petroleo Global Trading
3.597% (LIBOR03M + 2.140%) due 02/19/2020 +~		100	98
Sequa Mezzanine Holdings LLC
6.814% (LIBOR03M + 5.500%) due 11/28/2021 ~		140	141
10.314% (LIBOR03M + 9.000%) due 04/28/2022 ~		60	61
UPC Financing Partnership
3.984% (LIBOR03M + 2.750%) due 04/15/2025 ~		100	101

Total Loan Participations and Assignments (Cost $20,476)			19,458

CORPORATE BONDS & NOTES 44.7%
BANKING & FINANCE 17.9%
AGFC Capital Trust
3.054% (US0003M + 1.750%) due 01/15/2067 ~(n)		2,300	1,346
Ally Financial, Inc.
8.000% due 11/01/2031 (n)		1,670	2,160
Aviation Loan Trust
3.430% (US0003M + 2.110%) due 12/15/2022 ~		197	196
Banco do Brasil S.A.
6.250% (H15T10Y + 4.398%) due 04/15/2024 ~(j)		240	215
Banco Espirito Santo S.A.
4.000% due 01/21/2019 ^(e)	EUR	3,100	1,140
Barclays Bank PLC
7.625% due 11/21/2022 (n)		$400	460
Barclays PLC
6.500% (EUSA5 + 5.875%) due 09/15/2019 ~(j)	EUR	2,000	2,488
7.250% (BPSW5 + 6.462%) due 03/15/2023 ~(j)(n)	GBP	2,055	2,969
7.875% (BPSW5 + 6.099%) due 09/15/2022 ~(j)(n)		1,970	2,894
8.000% (EUSA5 + 6.750%) due 12/15/2020 ~(j)	EUR	200	266
8.250% (USSW5 + 6.705%) due 12/15/2018 ~(j)		$200	212
Brookfield Finance, Inc.
4.700% due 09/20/2047		78	79
Cantor Fitzgerald LP
7.875% due 10/15/2019 (n)		3,160	3,465
CBL & Associates LP
5.950% due 12/15/2026		60	61
Co-operative Group Holdings Ltd.
7.500% due 07/08/2026	GBP	1,700	2,811
Credit Agricole S.A.
7.500% (BPSW5 + 4.535%) due 06/23/2026 ~(j)(n)		1,000	1,535
7.875% (USSW5 + 4.898%) due 01/23/2024 ~(j)(n)		$2,300	2,577
Credit Suisse AG
6.500% due 08/08/2023		200	227
Emerald Bay S.A.
5.000% due 10/15/2020 +~	EUR	3	3
5.000% due 10/31/2020 +~		15	15

Exeter Finance Corp.
9.750% due 05/20/2019 +		$2,800	2,732
Fortress Transportation & Infrastructure Investors LLC
6.750% due 03/15/2022 (n)		100	105
Goodman U.S. Finance Three LLC
3.700% due 03/15/2028		102	102
Howard Hughes Corp.
5.375% due 03/15/2025		46	47
HSBC Holdings PLC
6.000% (EUSA5 + 5.338%) due 09/29/2023 ~(j)(n)	EUR	1,200	1,603
Hudson Pacific Properties LP
3.950% due 11/01/2027 (c)		$21	21
iStar, Inc.
4.625% due 09/15/2020		9	9
5.250% due 09/15/2022		31	32
Jefferies Finance LLC
7.500% due 04/15/2021 (n)		2,285	2,376
Jefferies LoanCore LLC
6.875% due 06/01/2020 (n)		1,450	1,506
Lloyds Banking Group PLC
7.625% (BPSW5 + 5.010%) due 06/27/2023 ~(j)	GBP	200	301
MGM Growth Properties Operating Partnership LP
4.500% due 01/15/2028		$24	24
MPT Operating Partnership LP
5.250% due 08/01/2026 (n)		805	835
Nationwide Building Society
10.250% ~(j)	GBP	11	2,341
Navient Corp.
3.683% (CPI YOY + 2.050%) due 01/16/2018 ~		$9	213
5.500% due 01/15/2019 (n)		845	875
5.625% due 08/01/2033		165	143
8.000% due 03/25/2020 (n)		1,100	1,216
OneMain Financial Holdings LLC
6.750% due 12/15/2019		288	300
Oppenheimer Holdings, Inc.
6.750% due 07/01/2022		28	28
Pinnacol Assurance
8.625% due 06/25/2034 +(l)		2,900	3,111
Provident Funding Associates LP
6.375% due 06/15/2025		19	20
Rio Oil Finance Trust
9.250% due 07/06/2024		594	621
9.250% due 07/06/2024 (n)		616	643
Royal Bank of Scotland Group PLC
7.500% (USSW5 + 5.800%) due 08/10/2020 ~(j)(n)		2,650	2,782
8.000% (USSW5 + 5.720%) due 08/10/2025 ~(j)(n)		1,900	2,109
8.625% (USSW5 + 7.598%) due 08/15/2021 ~(j)(n)		1,600	1,778
Santander UK Group Holdings PLC
6.750% (BPSW5 + 5.792%) due 06/24/2024 ~(j)	GBP	800	1,170
7.375% (BPSW5 + 5.543%) due 06/24/2022 ~(j)(n)		2,500	3,643
SBA Communications Corp.
4.000% due 10/01/2022 (c)		$40	40
Sberbank of Russia Via SB Capital S.A.
6.125% due 02/07/2022 (n)		4,000	4,377
Springleaf Finance Corp.
5.250% due 12/15/2019		84	88
6.125% due 05/15/2022 (n)		414	440
8.250% due 12/15/2020 (n)		2,100	2,378
Stichting AK Rabobank Certificaten
6.500% (j)	EUR	370	523
Tesco Property Finance PLC
6.052% due 10/13/2039	GBP	1,727	2,653
Toll Road Investors Partnership LP
0.000% due 02/15/2045 (h)		$7,645	1,863
UBS Group AG
5.750% (EUSA5 + 5.287%) due 02/19/2022 ~(j)	EUR	400	531
Washington Prime Group LP
5.950% due 08/15/2024		$360	368

			69,066

INDUSTRIALS 20.7%
Allegion U.S. Holding Co., Inc.
3.200% due 10/01/2024 (c)		28	28
3.550% due 10/01/2027 (c)		34	34
Altice Financing S.A.
7.500% due 05/15/2026 (n)		2,000	2,205
Amazon.com, Inc.
4.050% due 08/22/2047		24	24
4.250% due 08/22/2057		44	45
Arrow Electronics, Inc.
3.250% due 09/08/2024		33	33

Avantor, Inc.
6.000% due 10/01/2024 (c)		82	84
9.000% due 10/01/2025 (c)		739	757
BMC Software Finance, Inc.
8.125% due 07/15/2021		239	246
Boxer Parent Co., Inc. (9.000% Cash or 9.750% PIK)
9.000% due 10/15/2019 (d)(n)		6,262	6,270
Burger King Worldwide, Inc.
4.250% due 05/15/2024 (n)		126	127
5.000% due 10/15/2025 (c)		38	39
Caesars Entertainment Operating Co., Inc.
8.500% due 02/15/2020 ^(e)(k)		10,025	13,396
9.000% due 02/15/2020 ^(e)(k)		573	768
10.000% due 12/15/2018 ^(e)		190	196
Charter Communications Operating LLC
4.200% due 03/15/2028		86	87
5.375% due 05/01/2047		24	25
Cheniere Corpus Christi Holdings LLC
5.875% due 03/31/2025		100	108
Cheniere Energy Partners LP
5.250% due 10/01/2025		100	103
Chesapeake Energy Corp.
4.554% (US0003M + 3.250%) due 04/15/2019 ~		29	29
Community Health Systems, Inc.
6.250% due 03/31/2023 (n)		100	99
Concho Resources, Inc.
3.750% due 10/01/2027		20	20
4.875% due 10/01/2047		18	19
Continental Airlines Pass-Through Trust
7.707% due 10/02/2022 (n)		386	418
8.048% due 05/01/2022 (n)		453	503
Corp. GEO S.A.B. de C.V.
8.875% due 03/27/2022 ^(e)		200	0
9.250% due 06/30/2020 ^(e)		1,800	0
CRC Escrow Issuer LLC
5.250% due 10/15/2025 (c)		40	40
CVS Pass-Through Trust
7.507% due 01/10/2032 (n)		2,437	3,023
DAE Funding LLC
4.000% due 08/01/2020		40	41
4.500% due 08/01/2022		40	41
5.000% due 08/01/2024 (n)		100	103
Delphi Jersey Holdings PLC
5.000% due 10/01/2025		42	43
Delta Air Lines Pass-Through Trust
7.750% due 06/17/2021 (n)		410	453
Diamond Resorts International, Inc.
10.750% due 09/01/2024 (n)		1,600	1,712
Discovery Communications LLC
3.950% due 03/20/2028		30	30
DriveTime Automotive Group, Inc.
8.000% due 06/01/2021 (n)		1,500	1,517
EI Group PLC
6.875% due 05/09/2025	GBP	20	30
Eldorado Resorts, Inc.
6.000% due 04/01/2025		$12	13
Exela Intermediate LLC
10.000% due 07/15/2023		74	73
Fresh Market, Inc.
9.750% due 05/01/2023 (n)		3,490	2,164
Frontier Finance PLC
8.000% due 03/23/2022	GBP	2,900	4,071
HCA, Inc.
4.500% due 02/15/2027 (n)		$600	615
5.500% due 06/15/2047		62	64
iHeartCommunications, Inc.
9.000% due 12/15/2019		1,500	1,151
9.000% due 03/01/2021 (n)		3,790	2,712
Intelsat Jackson Holdings S.A.
7.250% due 10/15/2020 (n)		4,323	4,183
9.750% due 07/15/2025		74	75
Intelsat Luxembourg S.A.
7.750% due 06/01/2021 (n)		3,958	2,573
8.125% due 06/01/2023 (n)		966	609
Intrepid Aviation Group Holdings LLC
6.875% due 02/15/2019		7,981	7,871
Mallinckrodt International Finance S.A.
4.750% due 04/15/2023 (n)		1,000	858
5.500% due 04/15/2025 (n)		490	443
Mattamy Group Corp.
6.500% due 10/01/2025		26	27
Multi-Color Corp.
4.875% due 11/01/2025 (c)		19	19

NextEra Energy Operating Partners LP
4.500% due 09/15/2027		20	20
OGX Austria GmbH
8.375% due 04/01/2022 ^(e)		3,300	0
8.500% due 06/01/2018 ^(e)		3,700	0
Ortho-Clinical Diagnostics, Inc.
6.625% due 05/15/2022 (n)		688	678
Park Aerospace Holdings Ltd.
3.625% due 03/15/2021		51	51
4.500% due 03/15/2023		103	103
5.250% due 08/15/2022		8	8
5.500% due 02/15/2024		22	23
Petroleos Mexicanos
6.500% due 03/13/2027		170	189
6.500% due 06/02/2041		370	388
6.750% due 09/21/2047		170	181
PetSmart, Inc.
5.875% due 06/01/2025		70	61
Pilgrim’s Pride Corp.
5.875% due 09/30/2027		31	32
Pitney Bowes, Inc.
3.625% due 09/15/2020		18	18
4.700% due 04/01/2023		38	37
Russian Railways via RZD Capital PLC
7.487% due 03/25/2031	GBP	100	166
Sabine Pass Liquefaction LLC
5.875% due 06/30/2026		$1,500	1,680
Safeway, Inc.
7.250% due 02/01/2031		140	121
SFR Group S.A.
6.000% due 05/15/2022 (n)		500	523
7.375% due 05/01/2026 (n)		2,938	3,177
Spirit Issuer PLC
6.582% due 12/28/2027	GBP	2,175	3,127
Station Casinos LLC
5.000% due 10/01/2025		$41	41
Times Square Hotel Trust
8.528% due 08/01/2026 (n)		4,340	5,176
TTM Technologies, Inc.
5.625% due 10/01/2025		30	30
Unique Pub Finance Co. PLC
5.659% due 06/30/2027	GBP	1,271	1,933
7.395% due 03/28/2024		800	1,231
United Group BV
4.375% due 07/01/2022	EUR	100	121
4.875% due 07/01/2024		100	122
UPCB Finance Ltd.
3.625% due 06/15/2029		120	141
Valeant Pharmaceuticals International, Inc.
6.500% due 03/15/2022		$55	58
7.000% due 03/15/2024		105	112
ViaSat, Inc.
5.625% due 09/15/2025		58	59
Viking Cruises Ltd.
5.875% due 09/15/2027		14	14
Wynn Las Vegas LLC
5.250% due 05/15/2027		7	7
Xerox Corp.
3.625% due 03/15/2023		58	58

			79,903

UTILITIES 6.1%
AT&T, Inc.
2.850% due 02/14/2023		120	120
3.400% due 08/14/2024 (n)		250	251
3.900% due 08/14/2027 (n)		220	221
4.900% due 08/14/2037 (n)		228	231
5.150% due 02/14/2050 (n)		340	344
5.300% due 08/14/2058		102	103
Gazprom Neft OAO Via GPN Capital S.A.
4.375% due 09/19/2022		200	204
Gazprom OAO Via Gaz Capital S.A.
5.999% due 01/23/2021		381	412
6.510% due 03/07/2022 (n)		3,400	3,781
6.605% due 02/13/2018	EUR	100	121
8.625% due 04/28/2034 (n)		$1,081	1,474
9.250% due 04/23/2019		100	109
Odebrecht Drilling Norbe Ltd.
6.350% due 06/30/2022 ^(e)		3,575	2,333
Petrobras Global Finance BV
5.299% due 01/27/2025		101	101

5.999% due 01/27/2028 (n)		886	887
6.125% due 01/17/2022		247	266
6.250% due 12/14/2026	GBP	3,100	4,395
6.625% due 01/16/2034		200	276
7.250% due 03/17/2044		$154	161
7.375% due 01/17/2027 (n)		1,831	2,020
Rio Oil Finance Trust
9.750% due 01/06/2027 (n)		236	248
Sprint Capital Corp.
6.900% due 05/01/2019 (n)		1,100	1,176
Sprint Communications, Inc.
7.000% due 08/15/2020 (n)		1,100	1,205
Sprint Corp.
7.125% due 06/15/2024 (n)		1,175	1,325
TerraForm Power Operating LLC
6.375% due 02/01/2023 (n)		1,900	1,985

			23,749

Total Corporate Bonds & Notes (Cost $170,023)			172,718

CONVERTIBLE BONDS & NOTES 1.3%
BANKING & FINANCE 1.3%
SL Green Operating Partnership LP
3.000% due 10/15/2017 (n)		3,800	4,938

Total Convertible Bonds & Notes (Cost $3,800)			4,938

MUNICIPAL BONDS & NOTES 1.3%
ILLINOIS 0.2%
Chicago, Illinois General Obligation Bonds, Series 2014
6.314% due 01/01/2044		50	54
Chicago, Illinois General Obligation Bonds, Series 2015
7.375% due 01/01/2033		120	138
7.750% due 01/01/2042		210	228
Chicago, Illinois General Obligation Bonds, Series 2017
7.045% due 01/01/2029		70	77
Illinois State General Obligation Bonds, (BABs), Series 2010
6.725% due 04/01/2035		25	28
7.350% due 07/01/2035		15	17
Illinois State General Obligation Bonds, Series 2003
5.100% due 06/01/2033		165	167

			709

IOWA 0.0%
Iowa Tobacco Settlement Authority Revenue Bonds, Series 2005
6.500% due 06/01/2023		130	131

WEST VIRGINIA 1.1%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
0.000% due 06/01/2047 (h)		28,100	1,503
7.467% due 06/01/2047		2,630	2,574

			4,077

Total Municipal Bonds & Notes (Cost $4,642)			4,917

U.S. GOVERNMENT AGENCIES 2.3%
Fannie Mae
4.000% due 10/01/2040		23	24
4.787% (US0001M + 3.550%) due 07/25/2029 ~		530	559
6.087% (US0001M + 4.850%) due 10/25/2029 ~		200	207
6.987% (US0001M + 5.750%) due 07/25/2029 ~		720	801
Freddie Mac
0.000% due 04/25/2045 - 08/25/2046 (b)(h)(n)		6,941	5,419
0.100% due 05/25/2020 - 08/25/2046 (a)		73,186	206
0.200% due 04/25/2045 (a)		3,595	9
0.820% due 10/25/2020 ~(a)(n)		27,389	478
6.387% (US0001M + 5.150%) due 10/25/2029 ~		1,300	1,377

Total U.S. Government Agencies (Cost $8,931)			9,080

NON-AGENCY MORTGAGE-BACKED SECURITIES 41.9%
Adjustable Rate Mortgage Trust
3.648% due 01/25/2036 ~		158	150
American Home Mortgage Investment Trust
1.507% (US0001M + 0.270%) due 03/25/2037 ~		4,622	2,947
Auburn Securities PLC
0.649% (BP0001M + 0.400%) due 10/01/2041 ~	GBP	189	251

Banc of America Alternative Loan Trust
14.218% (US0001M + 16.940%) due 09/25/2035 ^~	$1,323	1,610
Banc of America Funding Trust
3.006% due 12/20/2034 ~	791	664
3.322% due 12/20/2036 ~	131	132
3.506% due 03/20/2036 ^~(n)	930	811
4.273% due 10/20/2046 ^~	597	478
Banc of America Mortgage Trust
3.247% due 10/20/2046 ^~	122	78
3.593% due 09/25/2034 ~	147	145
Bancorp Commercial Mortgage Trust
4.984% due 08/15/2032 ~(n)	3,800	3,806
Barclays Commercial Mortgage Securities Trust
3.787% (LIBOR01M + 5.000%) due 08/15/2027 ~(n)	2,900	2,835
Bayview Commercial Asset Trust
1.457% (LIBOR01M + 0.220%) due 03/25/2037 ~	159	152
BCAP LLC Trust
2.903% due 05/26/2037 ~	3,617	3,051
Bear Stearns Adjustable Rate Mortgage Trust
3.303% due 09/25/2034 ~	99	95
3.479% due 08/25/2047 ^~	374	362
3.588% due 03/25/2035 ~	306	299
3.599% due 06/25/2047 ^~	275	268
3.676% due 10/25/2036 ^~	948	907
3.750% due 09/25/2034 ~	56	57
Bear Stearns ALT-A Trust
1.557% (US0001M + 0.320%) due 06/25/2046 ^~(n)	3,377	3,150
1.937% (US0001M + 0.700%) due 01/25/2035 ~	522	514
3.250% due 09/25/2034 ~	313	309
3.281% due 04/25/2035 ~	330	272
3.292% due 08/25/2036 ^~(n)	2,620	2,834
3.317% due 05/25/2036 ^~	904	823
3.383% due 11/25/2035 ~	70	62
3.437% due 11/25/2036 ^~	526	481
3.624% due 05/25/2035 ~	512	466
3.685% due 08/25/2036 ^~(n)	538	424
3.871% due 07/25/2035 ^~	362	322
BRAD Resecuritization Trust
2.183% due 03/12/2021 +	2,946	162
6.550% due 03/12/2021 +	551	554
CBA Commercial Small Balance Commercial Mortgage
5.540% due 01/25/2039 ^	1,468	1,249
Chase Mortgage Finance Trust
5.500% due 11/25/2021 ^	927	778
6.000% due 03/25/2037 ^	909	809
Citigroup Commercial Mortgage Trust
5.913% due 12/10/2049 ~(n)	4,007	3,616
Citigroup Global Markets Mortgage Securities, Inc.
6.500% due 02/25/2029	297	300
Citigroup Mortgage Loan Trust
3.678% due 03/25/2037 ^~(n)	1,388	1,171
Citigroup Mortgage Loan Trust, Inc.
5.500% due 11/25/2035 ^	648	620
Citigroup/Deutsche Bank Commercial Mortgage Trust
5.398% due 12/11/2049 ~(n)	913	538
5.688% due 10/15/2048 (n)	5,215	2,758
Commercial Mortgage Loan Trust
6.267% due 12/10/2049 ~	2,066	1,298
Commercial Mortgage Trust
6.324% due 07/10/2046 ~(n)	2,170	2,300
Countrywide Alternative Loan Trust
1.487% (US0001M + 0.250%) due 06/25/2037 ^~	1,077	823
1.587% (US0001M + 0.350%) due 05/25/2036 ^~	1,854	994
1.587% (US0001M + 0.350%) due 06/25/2036 ^~(n)	1,553	1,017
5.500% due 10/25/2035 ^	347	317
5.500% due 12/25/2035 ^(n)	1,614	1,416
5.750% due 05/25/2036 ^	318	253
6.000% due 11/25/2035 ^	380	177
6.000% due 04/25/2036 ^	338	289
6.000% due 04/25/2037 ^	661	473
6.500% due 09/25/2032 ^	407	397
6.500% due 07/25/2035 ^	579	429
6.500% due 06/25/2036 ^	519	420
Countrywide Home Loan Mortgage Pass-Through Trust
1.877% (US0001M + 0.640%) due 03/25/2035 ~	648	640
3.083% due 03/25/2037 ^~	1,225	978
3.107% (US0001M + 1.870%) due 03/25/2046 ^~	3,509	2,264
3.225% due 06/20/2035 ~	213	207
3.252% due 11/25/2035 ^~(n)	2,326	2,082
3.330% due 08/20/2035 ^~	96	91
3.489% due 08/25/2034 ^~	56	53
3.769% due 09/25/2047 ^~	1,071	1,044

5.500% due 08/25/2035 ^		88	81
Credit Suisse Commercial Mortgage Trust
6.500% due 07/26/2036 ^		502	298
Credit Suisse First Boston Mortgage Securities Corp.
7.500% due 05/25/2032 (n)		1,509	1,627
Credit Suisse Mortgage Capital Certificates
1.732% (LIBOR01M + 0.500%) due 11/30/2037 ~(n)		9,500	7,438
Credit Suisse Mortgage Capital Mortgage-Backed Trust
1.837% (US0001M + 0.600%) due 07/25/2036 ^~		554	213
5.896% due 04/25/2036		506	387
6.500% due 05/25/2036 ^		406	264
Debussy PLC
5.930% due 07/12/2025 (n)	GBP	7,000	9,157
Deutsche ALT-A Securities, Inc.
1.387% (US0001M + 0.150%) due 02/25/2047 ~		$670	580
Deutsche ALT-B Securities, Inc.
6.250% due 07/25/2036 ^~		97	83
Deutsche Mortgage Securities, Inc. Mortgage Loan Trust
5.500% due 09/25/2033		152	158
Downey Savings & Loan Association Mortgage Loan Trust
1.417% (US0001M + 0.180%) due 04/19/2047 ^~		389	318
EMF-NL BV
0.669% (EUR003M + 1.000%) due 07/17/2041 ~	EUR	800	847
Epic Drummond Ltd.
0.137% (EUR003M + 0.190%) due 01/25/2022 ~		87	101
Eurosail PLC
1.902% (BP0003M + 1.600%) due 09/13/2045 ~	GBP	1,814	2,044
2.552% (BP0003M + 2.250%) due 09/13/2045 ~		1,314	1,424
4.152% (BP0003M + 3.850%) due 09/13/2045 ~		1,126	1,318
First Horizon Alternative Mortgage Securities Trust
3.086% due 05/25/2036 ^~		$1,712	1,607
3.192% due 08/25/2035 ^~		96	19
3.194% due 11/25/2036 ^~		1,382	1,148
3.468% due 02/25/2036 ~		152	130
6.250% due 11/25/2036 ^		109	83
First Horizon Mortgage Pass-Through Trust
3.048% due 01/25/2037 ^~(n)		848	760
3.203% due 07/25/2037 ^~		105	90
GE Commercial Mortgage Corp. Trust
5.606% due 12/10/2049 ~(n)		5,300	5,393
GMAC Mortgage Corp. Loan Trust
4.002% due 07/19/2035 ~		73	71
4.015% due 06/25/2034 ~		155	151
4.125% due 06/25/2034 ~		86	85
GreenPoint Mortgage Funding Trust
1.417% (US0001M + 0.180%) due 01/25/2037 ~		1,224	1,158
GS Mortgage Securities Trust
1.523% due 08/10/2043 ~(a)		7,865	250
6.197% due 08/10/2043 ~(n)		2,100	2,165
GSR Mortgage Loan Trust
1.687% (US0001M + 0.450%) due 07/25/2037 ^~		418	250
3.395% due 01/25/2036 ^~(n)		1,246	1,252
3.968% due 12/25/2034 ~		31	30
6.000% due 09/25/2034		203	203
HarborView Mortgage Loan Trust
1.427% (US0001M + 0.190%) due 02/19/2046 ~(n)		1,892	1,747
1.447% (US0001M + 0.210%) due 11/19/2036 ~(n)		3,474	2,929
1.797% (US0001M + 0.560%) due 06/19/2034 ~		278	270
1.877% (US0001M + 0.640%) due 01/19/2035 ~		266	249
3.391% due 08/19/2036 ^~		215	169
HomeBanc Mortgage Trust
1.487% (US0001M + 0.250%) due 03/25/2035 ~		324	297
IM Pastor Fondo de Titulizacion de Activos
0.222% (EUR003M + 0.140%) due 03/22/2044 ~	EUR	673	694
Impac CMB Trust
1.757% (US0001M + 0.520%) due 11/25/2035 ^~		$347	300
IndyMac Mortgage Loan Trust
1.467% (US0001M + 0.230%) due 04/25/2035 ~		189	176
1.750% (US0006M + 1.750%) due 05/25/2037 ^~		16	4
2.037% (US0001M + 0.800%) due 08/25/2034 ~		180	165
2.097% (US0001M + 0.860%) due 09/25/2034 ~		452	423
3.047% due 06/25/2037 ^~		361	335
3.420% due 11/25/2036 ^~		1,106	1,031
3.506% due 12/25/2036 ^~		1,338	1,293
3.520% due 05/25/2037 ^~(n)		3,843	3,400
JPMorgan Alternative Loan Trust
3.454% due 05/25/2036 ^~		478	391
5.500% due 11/25/2036 ^~		7	5
JPMorgan Chase Commercial Mortgage Securities Trust
5.673% due 01/12/2043 ~(n)		721	735
JPMorgan Commercial Mortgage-Backed Securities Trust
5.715% due 03/18/2051 ~		41	41
JPMorgan Mortgage Trust
3.350% due 05/25/2036 ^~		747	739

3.480% due 07/25/2035 ~		123	123
3.558% due 10/25/2036 ^~		52	46
6.000% due 08/25/2037 ^		662	594
Landmark Mortgage Securities PLC
0.088% (EUR003M + 0.220%) due 06/17/2038 ~	EUR	229	262
0.553% (BP0003M + 0.220%) due 06/17/2038 ~	GBP	601	800
Lehman Mortgage Trust
5.841% due 04/25/2036 ~		$386	352
6.000% due 05/25/2037 ^(n)		1,612	1,596
MASTR Adjustable Rate Mortgages Trust
1.629% (12MTA + 0.740%) due 01/25/2047 ^~		418	326
3.511% due 10/25/2034 ~		750	711
Merrill Lynch Mortgage Trust
6.008% due 06/12/2050 ~(n)		5,400	5,405
Morgan Stanley Capital Trust
6.163% due 06/11/2049 ~		873	877
Morgan Stanley Mortgage Loan Trust
3.273% due 07/25/2035 ^~(n)		1,803	1,689
3.437% due 01/25/2035 ^~		284	116
5.750% due 12/25/2035 ^		474	450
6.000% due 08/25/2037 ^		278	239
Mortgage Equity Conversion Asset Trust
4.000% due 07/25/2060 +		791	669
Motel 6 Trust
8.160% due 08/15/2019 ~		5,200	5,258
Prime Mortgage Trust
1.587% (US0001M + 0.350%) due 06/25/2036 ^~		3,725	2,424
7.000% due 07/25/2034		218	207
Regal Trust
2.207% (COF 11 + 1.500%) due 09/29/2031 ~		7	6
Residential Accredit Loans, Inc. Trust
1.447% (US0001M + 0.210%) due 06/25/2037 ~		2,067	1,794
5.500% due 04/25/2037		121	113
6.000% due 08/25/2035 ^		623	585
6.000% due 01/25/2037 ^		577	541
Residential Asset Securitization Trust
6.000% due 03/25/2037 ^		495	357
6.000% due 07/25/2037 (n)		7,724	5,764
Residential Funding Mortgage Securities, Inc. Trust
4.918% due 07/27/2037 ^~		275	240
6.000% due 06/25/2037 ^		451	434
Sequoia Mortgage Trust
3.509% due 01/20/2038 ^~		329	315
Structured Adjustable Rate Mortgage Loan Trust
3.395% due 11/25/2036 ^~		91	91
3.414% due 08/25/2034 ~		24	23
3.440% due 01/25/2036 ^~		1,239	999
Structured Asset Mortgage Investments Trust
1.447% (US0001M + 0.210%) due 08/25/2036 ^~(n)		2,473	2,253
1.697% (US0001M + 0.460%) due 05/25/2045 ~		178	167
Structured Asset Securities Corp. Mortgage Pass-Through Certificates
3.336% due 01/25/2034 ~		442	444
TBW Mortgage-Backed Trust
6.000% due 07/25/2036 ^		331	268
Theatre Hospitals PLC
4.045% (BP0003M + 3.750%) due 10/15/2031 ~	GBP	247	324
WaMu Mortgage Pass-Through Certificates Trust
2.207% (COF 11 + 1.500%) due 07/25/2046 ~(n)		$2,176	2,136
2.730% due 03/25/2033 ~		95	95
2.783% due 11/25/2036 ^~		358	347
2.838% due 03/25/2037 ^~		578	522
3.084% due 06/25/2037 ^~(n)		1,704	1,618
3.185% due 07/25/2037 ^~(n)		1,363	1,263
3.295% due 07/25/2037 ^~(n)		3,177	2,706
Washington Mutual Mortgage Pass-Through Certificates Trust
1.739% (12MTA + 0.850%) due 10/25/2046 ^~		546	483
2.600% due 06/25/2033 ~		67	68
Wells Fargo Mortgage-Backed Securities Trust
1.737% (US0001M + 0.500%) due 07/25/2037 ^~		241	216
3.410% due 04/25/2036 ^~		27	27
3.516% due 10/25/2036 ^~		24	23
3.517% due 09/25/2036 ^~		25	25

Total Non-Agency Mortgage-Backed Securities (Cost $145,384)			162,239

ASSET-BACKED SECURITIES 44.6%
Access Financial Manufactured Housing Contract Trust
7.650% due 05/15/2021		206	53
American Money Management Corp. CLO Ltd.
8.297% (US0003M + 6.980%) due 12/09/2026 ~		1,200	1,208
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
2.962% (US0001M + 1.725%) due 05/25/2034 ~		154	152

4.087% (US0001M + 2.850%) due 08/25/2032 ~		1,011	1,008
Asset-Backed Funding Certificates Trust
1.387% (US0001M + 0.150%) due 10/25/2036 ~(n)		6,853	6,014
1.797% (US0001M + 0.560%) due 10/25/2033 ~		167	155
1.897% (US0001M + 0.660%) due 03/25/2035 ~(n)		4,431	4,394
Associates Manufactured Housing Pass-Through Certificates
7.150% due 03/15/2028 ~(n)		1,520	1,672
Bear Stearns Asset-Backed Securities Trust
1.456% (US0001M + 0.500%) due 09/25/2034 ~		728	699
3.296% due 07/25/2036 ~		527	356
Bombardier Capital Mortgage Securitization Corp.
7.830% due 06/15/2030 ~		3,549	1,600
Conseco Finance Corp.
6.220% due 03/01/2030		92	99
6.330% due 11/01/2029 ~		1	1
6.530% due 02/01/2031 ~		1,193	1,175
7.050% due 01/15/2027		103	106
7.140% due 03/15/2028		62	63
Conseco Finance Securitizations Corp.
7.770% due 09/01/2031		858	943
7.960% due 05/01/2031		1,676	1,143
8.060% due 09/01/2029 ~(n)		2,998	1,717
9.163% due 03/01/2033 ~		2,864	2,750
Countrywide Asset-Backed Certificates
1.377% (US0001M + 0.140%) due 06/25/2035 ~(n)		8,703	7,490
1.487% (US0001M + 0.250%) due 01/25/2037 ~(n)		15,575	14,520
1.577% (US0001M + 0.340%) due 12/25/2036 ^~		626	348
1.797% (LIBOR01M + 0.560%) due 08/25/2032 ^~		378	333
2.512% (US0001M + 1.275%) due 02/25/2035 ~(n)		2,960	3,005
Countrywide Asset-Backed Certificates Trust
2.017% (US0001M + 0.780%) due 11/25/2034 ~		386	384
4.693% due 10/25/2035 ~		12	12
Crecera Americas LLC
4.567% due 08/31/2020 ~		6,000	5,997
Credit Suisse First Boston Mortgage Securities Corp.
2.287% (US0001M + 1.050%) due 02/25/2031 ~		1,614	1,598
Credit-Based Asset Servicing and Securitization CBO Corp.
1.350% (US0003M + 0.250%) due 09/06/2041 ~		7,851	895
Credit-Based Asset Servicing and Securitization LLC
2.557% (US0001M + 1.320%) due 12/25/2035 ~		1,377	1,336
Euromax ABS PLC
0.012% (EUR003M + 0.340%) due 11/10/2095 ~	EUR	5,000	5,245
First Franklin Mortgage Loan Trust
1.687% (US0001M + 0.450%) due 11/25/2036 ~(n)		$10,000	9,829
1.837% (US0001M + 0.600%) due 07/25/2035 ~(n)		8,092	7,595
Greenpoint Manufactured Housing
8.300% due 10/15/2026 ~		668	726
Home Equity Asset Trust
3.637% (US0001M + 2.400%) due 10/25/2033 ~		19	19
Home Equity Loan Trust
1.577% (US0001M + 0.340%) due 04/25/2037 ~(n)		8,700	6,679
Home Equity Mortgage Loan Asset-Backed Trust
1.477% (US0001M + 0.240%) due 04/25/2037 ~(n)		15,560	10,667
1.557% (US0001M + 0.320%) due 04/25/2037 ~		5,117	4,709
JPMorgan Mortgage Acquisition Trust
1.317% (US0001M + 0.080%) due 08/25/2036 ~		9	5
1.427% (US0001M + 0.190%) due 03/25/2047 ~		1,849	1,784
KGS Alpha SBA Trust
0.984% due 04/25/2038 +~(a)		1,247	35
Lehman ABS Mortgage Loan Trust
1.327% (US0001M + 0.090%) due 06/25/2037 ~		6,321	4,485
Long Beach Mortgage Loan Trust
1.427% (US0001M + 0.190%) due 02/25/2036 ~		3,529	2,483
1.507% (US0001M + 0.270%) due 05/25/2046 ~		3,722	1,808
1.942% (US0001M + 0.705%) due 11/25/2035 ~(n)		3,684	2,695
3.712% (US0001M + 2.475%) due 03/25/2032 ~		232	213
Morgan Stanley ABS Capital, Inc. Trust
2.272% (US0001M + 1.035%) due 01/25/2035 ~		601	277
Morgan Stanley Dean Witter Capital, Inc. Trust
2.662% (US0001M + 1.425%) due 02/25/2033 ~		397	397
Morgan Stanley Home Equity Loan Trust
2.287% (US0001M + 1.050%) due 12/25/2034 ~(n)		4,445	4,421
National Collegiate Commutation Trust
0.000% (7-DayAuc) due 03/25/2038 ~		4,000	1,850
1.000% (7-DayAuc) due 03/25/2038 ~		6,400	2,960
NovaStar Mortgage Funding Trust
1.407% (US0001M + 0.170%) due 11/25/2036 ~		1,440	708
Oakwood Mortgage Investors, Inc.
1.464% (US0001M + 0.230%) due 06/15/2032 ~		18	18
Option One Mortgage Loan Trust
5.662% due 01/25/2037 ^		16	17
Origen Manufactured Housing Contract Trust
7.650% due 03/15/2032		1,676	1,737

Ownit Mortgage Loan Trust
3.383% due 10/25/2035		2,293	1,478
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
3.112% (US0001M + 1.875%) due 10/25/2034 ~		1,161	882
Residential Asset Mortgage Products Trust
2.362% (US0001M + 1.125%) due 08/25/2033 ~		536	509
2.962% (US0001M + 1.725%) due 09/25/2034 ~(n)		3,239	2,650
4.020% due 04/25/2033 ~		1	1
5.684% due 11/25/2033		816	864
Residential Asset Securities Corp. Trust
1.677% (US0001M + 0.440%) due 10/25/2035 ~(n)		3,526	3,156
Saxon Asset Securities Trust
2.212% (US0001M + 0.975%) due 12/26/2034 ~		629	535
Securitized Asset-Backed Receivables LLC Trust
1.467% (US0001M + 0.230%) due 02/25/2037 ^~		383	247
1.912% (US0001M + 0.675%) due 01/25/2035 ~		34	33
SLM Student Loan Trust
0.010% due 01/25/2042 +(h)		2	1,700
SoFi Professional Loan Program LLC
0.010% due 01/25/2039 +(h)		2,540	1,683
0.010% due 09/25/2040 +(h)		1,094	630
Soloso CDO Ltd.
1.543% (US0003M + 0.320%) due 10/07/2037 ~		1,300	780
South Coast Funding Ltd.
1.562% (LIBOR03M + 0.260%) due 01/06/2041 ~		42,916	12,660
Specialty Underwriting & Residential Finance Trust
1.387% (US0001M + 0.150%) due 06/25/2037 ~(n)		5,873	4,386
Structured Asset Investment Loan Trust
1.457% (US0001M + 0.220%) due 01/25/2036 ~(n)		6,246	6,016
Structured Asset Securities Corp. Mortgage Loan Trust
1.537% (US0001M + 0.300%) due 06/25/2035 ~		347	325
Talon Funding Ltd.
1.808% (US0003M + 0.490%) due 06/05/2035 ~		1,031	518
UCFC Home Equity Loan Trust
7.750% due 04/15/2030 ~		703	681

Total Asset-Backed Securities (Cost $148,296)			172,322

SOVEREIGN ISSUES 3.3%
Argentina Bonar Bonds
23.450% (BADLARPP + 2.000%) due 04/03/2022 ~	ARS	1,320	76
Argentina Government International Bond
2.260% due 12/31/2038	EUR	1,300	1,051
5.000% due 01/15/2027		400	468
7.820% due 12/31/2033 (n)		4,306	5,689
7.820% due 12/31/2033		249	326
26.250% (ARPP7DRR) due 06/21/2020 ~	ARS	23,539	1,441
Peru Government International Bond
6.150% due 08/12/2032	PEN	1,160	376
Republic of Greece Government International Bond
4.750% due 04/17/2019	EUR	200	242
Saudi Government International Bond
2.875% due 03/04/2023 (c)		$400	399
3.250% due 10/26/2026		200	198
3.625% due 03/04/2028 (c)		600	598
4.500% due 10/26/2046		1,000	1,000
4.625% due 10/04/2047 (c)		600	603
Sri Lanka Government International Bond
6.200% due 05/11/2027		200	210
Venezuela Government International Bond
9.250% due 09/15/2027		198	79

Total Sovereign Issues (Cost $11,686)			12,756

	SHARES
COMMON STOCKS 0.9%
CONSUMER DISCRETIONARY 0.1%
Tribune Media Co. ‘A’		5,969	244

ENERGY 0.3%
Forbes Energy Services Ltd. (f)(l)		29,625	503
Ocean Rig UDW, Inc. (f)		35,500	844

OGX Petroleo e Gas S.A. SP - ADR +(f)	110,823	0

		1,347

FINANCIALS 0.5%
TIG FinCo PLC +(l)	1,377,983	1,847

INDUSTRIALS 0.0%
Sierra Hamilton Holder LLC +(l)	200,912	53

Total Common Stocks (Cost $4,514)		3,491

WARRANTS 0.0%
INDUSTRIALS 0.0%
Sequa Corp. - Exp. 04/28/2024 +	279,000	106

UTILITIES 0.0%
Dynegy, Inc. - Exp. 02/02/2024	28,260	7

Total Warrants (Cost $74)		113

CONVERTIBLE PREFERRED SECURITIES 3.4%
BANKING & FINANCE 3.4%
Wells Fargo & Co.
7.500% (j)	9,900	13,022

Total Convertible Preferred Securities (Cost $6,295)		13,022

PREFERRED SECURITIES 1.4%
BANKING & FINANCE 0.1%
Vici Properties LLC
0.000% due 10/04/2035 +(j)	16,061	335

INDUSTRIALS 1.3%
Sequa Corp.
9.000% +	5,177	4,918

Total Preferred Securities (Cost $5,439)		5,253

SHORT-TERM INSTRUMENTS 7.5%
REPURCHASE AGREEMENTS (m) 4.9%		18,924

	PRINCIPAL AMOUNT (000S)
SHORT-TERM NOTES 1.4%
Federal Home Loan Bank
1.014% due 10/03/2017 (h)(i)	$5,300	5,300
1.046% due 11/08/2017 (h)(i)	200	200

		5,500

U.S. TREASURY BILLS 1.2%
1.001% due 11/09/2017 - 01/04/2018 (g)(h)(q)	4,861	4,853

Total Short-Term Instruments (Cost $29,277)		29,277

Total Investments in Securities (Cost $558,837)		609,584

Total Investments 157.6% (Cost $558,837)		$609,584
Financial Derivative Instruments (o)(p) (1.0)% (Cost or Premiums, net $(6,350))		(3,911)
Other Assets and Liabilities, net (56.6)%		(218,914)

Net Assets 100.0%		$386,759

Notes to Schedule of Investments (amounts in thousands*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.

^	Security is in default.

+	Security valued using significant unobservable inputs (Level 3).

~	Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. These securities may not indicate a reference rate and/or spread in their description.

(a)	Interest only security.

(b)	Principal only security.

(c)	When-issued security.

(d)	Payment in-kind security.

(e)	Security is not accruing income as of the date of this report.

(f)	Security did not produce income within the last twelve months.

(g)	Coupon represents a weighted average yield to maturity.

(h)	Zero coupon security.

(i)	Coupon represents a yield to maturity.

(j)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(k)	Security is subject to a forbearance agreement entered into by the Fund which forbears the Fund from taking action to, among other things, accelerate and collect payments on the subject note with respect to specified events of default.

(l)	Restricted Securities:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Forbes Energy Services Ltd.	03/11/2014 - 07/31/2014	$1,469	$503	0.13%
Pinnacol Assurance 8.625% due 06/25/2034	06/23/2014	2,900	3,111	0.80
Sierra Hamilton Holder LLC	07/31/2017	51	53	0.01
TIG FinCo PLC	04/02/2015 - 07/20/2017	1,846	1,847	0.49
Vici Properties LLC 0.000% due 10/07/2035	09/27/2017	16,061	335	0.09

		$32,122	$5,849	1.52%

Borrowings and Other Financing Transactions

(m)	Repurchase Agreements:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
FICC	0.500%	09/29/2017	10/02/2017	$824	U.S. Treasury Notes 1.750% due 05/31/2022	$(841)	$824	$824
MBC	1.230	09/29/2017	10/02/2017	18,100	U.S. Treasury Notes 1.875% - 2.625% due 11/15/2020 - 08/31/2022	(18,646)	18,100	18,102

Total Repurchase Agreements						$(19,487)	$18,924	$18,926

Reverse Repurchase Agreements:

Counterparty	Borrowing Rate (2)	Settlement Date	Maturity Date		Amount Borrowed (2)	Payable for Reverse Repurchase Agreements
BCY	1.970%	08/25/2017	11/27/2017		$(1,900)	$(1,904)
	2.350	09/05/2017	12/05/2017		(670)	(671)
	2.411	08/09/2017	11/09/2017		(380)	(381)
	2.811	08/09/2017	11/09/2017		(8706)	(8,743)
	2.814	08/17/2017	11/17/2017		(1,269)	(1,274)
	2.817	08/23/2017	11/27/2017		(4,418)	(4,432)
	2.826	09/21/2017	12/21/2017		(11,369)	(11,379)
BPS	0.500	09/08/2017	10/09/2017		(933)	(1,250)
	1.970	10/06/2017	10/12/2017		(1,300)	(1,300)
	1.970	10/12/2017	11/27/2017		(700)	(700)
	2.130	08/31/2017	12/01/2017		(1,218)	(1,220)
	2.809	08/10/2017	11/10/2017		(8,786)	(8,822)
BRC	0.050	09/20/2017	10/20/2017		(4,146)	(4,900)
	3.293	06/27/2017	TBD	(3)	(1,682)	(1,697)
DEU	2.210	08/09/2017	11/09/2017		(1,106)	(1,110)
	2.280	08/24/2017	11/24/2017		(1,564)	(1,568)
	2.280	08/30/2017	11/30/2017		(1,196)	(1,199)
JML	0.650	09/11/2017	10/11/2017		(1,899)	(2,546)
	1.850	09/13/2017	10/13/2017		(1,745)	(1,747)
	1.950	09/13/2017	10/13/2017		(6,028)	(6,034)
JPS	2.954	07/13/2017	10/13/2017		(6,198)	(6,239)
MSB	3.020	09/15/2017	09/17/2018		(1,212)	(1,214)
	3.067	08/17/2017	08/17/2018		(5,187)	(5,207)
MSC	1.930	09/15/2017	10/16/2017		(3,230)	(3,233)
RBC	2.120	06/07/2017	10/04/2017		(4,330)	(4,360)
	2.120	06/12/2017	12/12/2017		(3,336)	(3,358)
	2.160	07/18/2017	01/18/2018		(3,987)	(4,005)
	2.750	09/11/2017	03/12/2018		(2,852)	(2,857)
	2.750	09/12/2017	03/12/2018		(3,182)	(3,187)
	2.750	09/13/2017	03/12/2018		(4,125)	(4,131)
	2.780	09/20/2017	03/20/2018		(4,603)	(4,607)
RDR	1.710	07/07/2017	10/10/2017		(1,064)	(1,068)
	1.720	08/23/2017	11/27/2017		(2,140)	(2,144)
RTA	2.112	07/13/2017	01/16/2018		(481)	(483)
	2.555	08/02/2017	02/02/2018		(5,128)	(5,150)
	2.704	09/13/2017	03/12/2018		(4,775)	(4,782)
	2.786	01/04/2017	01/03/2018		(7,020)	(7,167)
	2.839	04/24/2017	04/23/2018		(776)	(786)
	2.875	04/27/2017	04/26/2018		(4,621)	(4,679)
	2.889	04/13/2017	04/05/2018		(4,394)	(4,455)
	2.918	03/14/2017	03/08/2018		(2,309)	(2,347)
SAL	2.199	07/05/2017	10/05/2017		(3,580)	(3,599)
SOG	1.850	07/11/2017	10/11/2017		(1,130)	(1,135)
	1.850	08/01/2017	10/24/2017		(3,717)	(3,729)
	1.850	09/27/2017	10/24/2017		(691)	(691)
	1.880	08/16/2017	11/16/2017		(2,488)	(2,494)
	1.880	08/21/2017	11/21/2017		(1,155)	(1,158)
	1.880	08/22/2017	11/22/2017		(1,164)	(1,167)
	1.880	08/30/2017	11/30/2017		(4,008)	(4,015)
	1.880	09/01/2017	11/30/2017		(3,817)	(3,823)
	1.880	09/05/2017	12/05/2017		(5,245)	(5,252)
	1.880	09/07/2017	12/07/2017		(5,403)	(5,410)
	1.880	09/11/2017	12/11/2017		(1,167)	(1,168)
	1.880	09/14/2017	12/14/2017		(984)	(985)
	1.880	09/15/2017	12/14/2017		(3,334)	(3,337)
	2.857	07/20/2017	01/22/2018		(6,386)	(6,424)
	2.871	06/09/2017	12/11/2017		(6,947)	(6,959)
UBS	0.150	07/20/2017	10/20/2017		(1,169)	(1,382)
	0.900	07/13/2017	10/13/2017		(1,825)	(2,450)
	0.900	07/18/2017	10/18/2017		(2,247)	(3,016)
	1.190	07/20/2017	10/20/2017		(5,243)	(7,043)
	1.660	09/11/2017	12/12/2017		(998)	(999)
	1.920	09/05/2017	12/05/2017		(1,697)	(1,699)
	1.920	09/12/2017	12/12/2017		(1,091)	(1,092)
	1.920	09/14/2017	12/05/2017		(2,066)	(2,068)
	2.010	08/03/2017	11/03/2017		(206)	(207)
	2.050	09/11/2017	03/12/2018		(91)	(91)
	2.060	07/25/2017	10/25/2017		(378)	(380)
	2.070	09/05/2017	12/05/2017		(1,566)	(1,568)
	2.704	07/07/2017	10/10/2017		(2,545)	(2,562)
	2.753	07/05/2017	10/05/2017		(3,990)	(4,017)
	2.754	07/07/2017	10/10/2017		(8,123)	(8,177)
	2.804	07/07/2017	10/10/2017		(1,641)	(1,652)

Total Reverse Repurchase Agreements						$(228,085)

(n)	Securities with an aggregate market value of $292,796 have been pledged as collateral under the terms of master agreements as of September 30, 2017.

(1)	Includes accrued interest.
(2)	The average amount of borrowings outstanding during the period ended September 30, 2017 was $(211,405) at a weighted average interest rate of 2.314% .Average borrowings may include sale-buyback transactions and reverse repurchase agreements, if held during the period.
(3)	Open maturity reverse repurchase agreement.

(o)	Financial Derivative Instruments: Exchange-Traded or Centrally Cleared

Swap Agreements:

Credit Default Swaps on Corporate Issues - Sell Protection (1)

									Variation Margin
Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2017 (2)	Notional Amount (3)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Asset	Liability
Frontier Communications Corp.	5.000%	Quarterly	06/20/2020	10.379%	$4,200	$(139)	$(355)	$(494)	$0	$(4)
Sprint Communications, Inc.	5.000	Quarterly	12/20/2021	1.540	1,000	22	118	140	1	0

						$(117)	$(237)	$(354)	$1	$(4)

Interest Rate Swaps

										Variation Margin
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Asset	Liability
Pay	1-Year BRL-CDI	11.680%	Maturity	01/04/2021	BRL	51,500	$(252)	$1,022	$770	$14	$0
Pay	1-Year BRL-CDI	15.590	Maturity	01/04/2021		20	1	0	1	0	0
Pay	3-Month CAD-Bank Bill	3.300	Semi-Annual	06/19/2024	CAD	13,300	618	196	814	28	0
Receive	3-Month CAD-Bank Bill	3.500	Semi-Annual	06/20/2044		4,400	(154)	(464)	(618)	0	(13)
Receive	3-Month USD-LIBOR	1.500	Semi-Annual	12/21/2021		$18,000	154	(425)	(271)	0	(27)
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	12/21/2023		117,400	2,209	(4,149)	(1,940)	0	(214)
Receive	3-Month USD-LIBOR	1.500	Semi-Annual	06/21/2027		22,000	(1,595)	110	(1,485)	0	(41)
Receive (4)	3-Month USD-LIBOR	2.750	Semi-Annual	12/20/2037		44,300	(1,505)	72	(1,433)	2	0
Receive (4)	3-Month USD-LIBOR	2.750	Semi-Annual	01/05/2048		16,700	(582)	(21)	(603)	0	(28)
Pay	6-Month AUD-BBR-BBSW	3.500	Semi-Annual	06/17/2025	AUD	5,200	129	80	209	0	(10)
Pay (4)	6-Month EUR-EURIBOR	1.000	Annual	03/21/2028	EUR	6,100	(38)	50	12	1	0
Receive (4)	6-Month GBP-LIBOR	1.500	Semi-Annual	03/21/2028	GBP	14,150	(485)	434	(51)	0	(48)

							$(1,500)	$(3,095)	$(4,595)	$45	$(381)

Total Swap Agreements							$(1,617)	$(3,332)	$(4,949)	$46	$(385)

Cash of $6,784 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2017.

(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(2)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(3)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(4)	This instrument has a forward starting effective date.

(p)	Financial Derivative Instruments: Over the Counter

Forward Foreign Currency Contracts:

						Unrealized Appreciation/(Depreciation)
Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Asset	Liability
BOA	10/2017	EUR	258		$309	$4	$0
	10/2017		$15,842	EUR	13,514	130	0
	10/2017		556	GBP	410	0	(7)
	11/2017	EUR	13,514		$15,868	0	(129)
CBK	10/2017	GBP	316		429	5	0
FBF	10/2017	BRL	1,797		564	0	(3)
	10/2017		$567	BRL	1,797	0	0
GLM	10/2017		5,121	EUR	4,259	0	(87)
	10/2017		2,388	GBP	1,797	28	(7)
JPM	10/2017	BRL	1,797		$567	0	0
	10/2017	EUR	17,515		21,139	438	0
	10/2017		$573	BRL	1,797	0	(6)
	10/2017		37,247	GBP	27,818	29	0
	11/2017	BRL	1,797		$571	6	0
	11/2017	GBP	27,818		37,284	0	(29)
SOG	10/2017		29,709		38,583	0	(1,227)

Total Forward Foreign Currency Contracts						$640	$(1,495)

Swap Agreements:

Credit Default Swaps on Corporate and Sovereign Issues - Sell Protection (1)

									Swap Agreements, at Value
Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2017 (2)	Notional Amount (3)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability
BOA	Russia Government International Bond	1.000%	Quarterly	06/20/2024	1.797%	$400	$(40)	$21	$0	$(19)
BRC	Gazprom S.A.	1.900	Semi-Annual	12/20/2017	0.305	1,250	0	12	12	0
	JSC VTB Bank	2.340	Semi-Annual	12/20/2017	0.653	1,250	0	13	13	0
	Russia Government International Bond	1.000	Quarterly	06/20/2024	1.797	400	(46)	27	0	(19)
	Russia Government International Bond	1.000	Quarterly	09/20/2024	1.844	300	(25)	9	0	(16)
CBK	Russia Government International Bond	1.000	Quarterly	06/20/2024	1.797	500	(53)	29	0	(24)
	Russia Government International Bond	1.000	Quarterly	09/20/2024	1.844	300	(26)	10	0	(16)
FBF	TNK-BP Finance S.A.	3.150	Semi-Annual	12/20/2017	1.541	1,500	0	19	19	0
GST	Petrobras Global Finance BV	1.000	Quarterly	09/20/2020	1.276	110	(16)	15	0	(1)
	Russia Government International Bond	1.000	Quarterly	03/20/2020	0.647	100	(19)	20	1	0
	Russia Government International Bond	1.000	Quarterly	06/20/2024	1.797	200	(23)	14	0	(9)
HUS	Russia Government International Bond	1.000	Quarterly	06/20/2019	0.480	130	(5)	6	1	0
	Russia Government International Bond	1.000	Quarterly	06/20/2024	1.797	130	(13)	7	0	(6)
	Russia Government International Bond	1.000	Quarterly	09/20/2024	1.844	69	(10)	6	0	(4)
JPM	Russia Government International Bond	1.000	Quarterly	06/20/2024	1.797	200	(18)	9	0	(9)

							$(294)	$217	$46	$(123)

Credit Default Swaps on Credit Indices - Sell Protection (1)

								Swap Agreements, at Value (4)
Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount (3)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability
DUB	CMBX.NA.BBB-.6 Index	3.000%	Monthly	05/11/2063	$100	$(12)	$(3)	$0	$(15)
	CMBX.NA.BBB-.9 Index	3.000	Monthly	09/17/2058	100	(13)	0	0	(13)
FBF	CMBX.NA.BBB-.6 Index	3.000	Monthly	05/11/2063	100	(12)	(3)	0	(15)
	CMBX.NA.BBB-.7 Index	3.000	Monthly	01/17/2047	100	(10)	(1)	0	(11)
	CMBX.NA.BBB-.8 Index	3.000	Monthly	10/17/2057	500	(78)	(10)	0	(88)
GST	ABX.HE.AA.6-1 Index	0.320	Monthly	07/25/2045	17,004	(3,384)	1,689	0	(1,695)
	ABX.HE.PENAAA.7-1 Index	0.090	Monthly	08/25/2037	4,548	(881)	103	0	(778)
	CMBX.NA.A.6 Index	2.000	Monthly	05/11/2063	1,500	(76)	(12)	0	(88)
MYC	CMBX.NA.BBB-.10 Index	3.000	Monthly	11/17/2059	200	(24)	0	0	(24)
	CMBX.NA.BBB-.9 Index	3.000	Monthly	09/17/2058	200	(24)	(1)	0	(25)

						$(4,514)	$1,762	$0	$(2,752)

Interest Rate Swaps

									Swap Agreements, at Value
Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability
DUB	Pay	3-Month USD-LIBOR	2.140%	Semi-Annual	11/15/2022	$200,000	$75	$37	$112	$0

Total Swap Agreements							$(4,733)	$2,016	$158	$(2,875)

(q)	Securities with an aggregate market value of $4,331 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2017.

(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(2)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(3)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(4)	The prices and resulting values for credit default swap agreements on credit indices serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Fair Value Measurements

The following is a summary of the fair valuations according to the inputs used as of September 30, 2017 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2017
Investments in Securities, at Value
Loan Participations and Assignments	$0	$18,946	$512	$19,458
Corporate Bonds & Notes
Banking & Finance	0	63,205	5,861	69,066
Industrials	40	79,863	0	79,903
Utilities	0	23,749	0	23,749
Convertible Bonds & Notes
Banking & Finance	0	4,938	0	4,938
Municipal Bonds & Notes
Illinois	0	709	0	709
Iowa	0	131	0	131
West Virginia	0	4,077	0	4,077
U.S. Government Agencies	0	9,080	0	9,080
Non-Agency Mortgage-Backed Securities	0	160,854	1,385	162,239
Asset-Backed Securities	0	168,274	4,048	172,322
Sovereign Issues	0	12,756	0	12,756
Common Stocks
Consumer Discretionary	244	0	0	244
Energy	1,347	0	0	1,347
Financials	0	0	1,847	1,847
Industrials	0	0	53	53
Warrants
Industrials	0	0	106	106
Utilities	7	0	0	7
Convertible Preferred Securities
Banking & Finance	0	13,022	0	13,022
Preferred Securities
Banking & Finance	0	0	335	335
Industrials	0	0	4,918	4,918
Short-Term Instruments
Repurchase Agreements	0	18,924	0	18,924
Short-Term Notes	0	5,500	0	5,500
U.S. Treasury Bills	0	4,853	0	4,853

Total Investments	$1,638	$588,881	$19,065	$609,584

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	46	0	46
Over the counter	0	798	0	798
	$0	$844	$0	$844

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(385)	0	(385)
Over the counter	0	(4,370)	0	(4,370)

	$0	$(4,755)	$0	$(4,755)

Total Financial Derivative Instruments	$0	$(3,911)	$0	$(3,911)

Totals	$1,638	$584,970	$19,065	$605,673

There were no significant transfers among Levels 1 and 2 during the period ended September 30, 2017.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended September 30, 2017:

Category and Subcategory	Beginning Balance at 06/30/2017	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/ (Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 09/30/2017	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 09/30/2017 (1)
Investments in Securities, at Value
Loan Participations and Assignments	$436	$103	$0	$1	$0	$(28)	$0	$0	$512	$(28)
Corporate Bonds & Notes
Banking & Finance	5,868	18	0	2	0	(27)	0	0	5,861	(28)
Industrials	6,476	0	(2,828)	0	29	394	0	(4,071)	0	0
Utilities	44	1	(63)	0	(138)	156	0	0	0	0
Non-Agency Mortgage-Backed Securities	1,437	0	(37)	3	3	(21)	0	0	1,385	(20)
Asset-Backed Securities	8,243	619	0	52	0	(56)	0	(4,810)	4,048	(40)
Common Stocks
Financials	491	1,286	0	0	0	70	0	0	1,847	69
Industrials	0	51	0	0	0	2	0	0	53	2
Warrants
Industrials	131	0	0	0	0	(25)	0	0	106	(25)
Information Technology	0	262	0	0	0	73	0	0	335	72
Preferred Securities
Industrials	5,050	0	0	0	0	(132)	0	0	4,918	(132)

Totals	$28,176	$2,340	$(2,928)	$58	$(106)	$406	$0	$(8,881)	$19,065	$(130)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 09/30/2017	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Loan Participations and Assignments	$414	Other Valuation Techniques (2)	—	—
	98	Third Party Vendor	Broker Quote	98.250
Corporate Bonds & Notes
Banking & Finance	18	Proxy Pricing	Base Price	85.125 - 85.250
	2,732	Reference Instrument	Spread movement	275.000 bps
	3,111	Reference Instrument	OAS Spread	550.040 bps
Non-Agency Mortgage-Backed Securities	1,385	Proxy Pricing	Base Price	5.510 - 100.824
Asset-Backed Securities	4,048	Proxy Pricing	Base Price	2.797 - 85,000.000
Common Stocks
Financials	1,847	Other Valuation Techniques (2)	—	—
Industrials	53	Other Valuation Techniques (2)	—	—
Warrants
Industrials	106	Other Valuation Techniques (2)	—	—
Preferred Securities
Banking & Finance	335	Other Valuation Techniques (2)	—	—
Industrials	4,918	Indicative Market Quotation	Broker Quote	$950.000

Total	$19,065

(1)	Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at September 30, 2017 may be due to an investment no longer held or categorized as Level 3 at period end.
(2)	Includes valuation techniques not defined in the Supplementary Notes to Schedule of Investments as securities valued using such techniques are not considered significant to the Fund.

See Accompanying Notes

Notes to Financial Statements

1. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies The net asset value (“NAV”) of the Fund’s shares is determined by dividing the total value of portfolio investments and other assets attributable to that Fund less any liabilities by the total number of shares outstanding of the Fund.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (“NYSE Close”). Information that becomes known to the Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Fund reserves the right to change the time as of which its NAV is calculated if the Fund closes earlier, or as permitted by the U.S. Securities and Exchange Commission (the “SEC”).

For purposes of calculating a NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Fund’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by Pacific Investment Management Company LLC (“PIMCO” or the “Manager”) to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. The Fund’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Fund may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Fund is not open for business. As a result, to the extent that the Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to PIMCO the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board (“Valuation Oversight Committee”), generally based on recommendations provided by the Manager. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Manager the responsibility for monitoring significant events that may materially affect the values of the Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Fund’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Fund cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy U.S. GAAP describes fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

•	Level 1—Quoted prices in active markets or exchanges for identical assets and liabilities.

•	Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

•	Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the method utilized in valuing the investments. Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by Pricing Services or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate (“OIS”), London Interbank Offered Rate (“LIBOR”) forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

Proxy pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Oversight Committee. Significant changes in the unobservable inputs of the proxy pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Manager may elect to obtain Broker Quotes directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced Broker Quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker Quotes are typically received from established market participants. Although independently received, the Manager does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the Broker Quote would have direct and proportional changes in the fair value of the security.

Reference instrument valuation estimates fair value by utilizing the correlation of the security to one or more broad-based securities, market indices, and/or other financial instruments, whose pricing information is readily available. Unobservable inputs may include those used in algorithm formulas based on percentage change in the reference instruments and/or weights of each reference instrument. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

2. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Manager has reviewed the Fund’s tax positions for all open tax years. As of September 30, 2017, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

As of September 30, 2017, the aggregate cost and the net unrealized appreciation (depreciation) of investments for Federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (1)
$ 552,487	$ 78,101	$ (29,525)	$ 48,576

(1)	Primary differences, if any, between book and tax net unrealized appreciation (depreciation) are attributable to wash sale loss deferrals for Federal income tax purposes.

GLOSSARY: (abbreviations that may be used in the preceding statements)					(Unaudited)

Counterparty Abbreviations:
BCY	Barclays Capital, Inc.	GLM	Goldman Sachs Bank USA	MSC	Morgan Stanley & Co., Inc.
BOA	Bank of America N.A.	GST	Goldman Sachs International	MYC	Morgan Stanley Capital Services, Inc.
BPS	BNP Paribas S.A.	HUS	HSBC Bank USA N.A.	RBC	Royal Bank of Canada
BRC	Barclays Bank PLC	JML	JP Morgan Securities Plc	RDR	RBC Capital Markets
CBK	Citibank N.A.	JPM	JPMorgan Chase Bank N.A.	RTA	Bank of New York Mellon Corp.
DEU	Deutsche Bank Securities, Inc.	JPS	JPMorgan Securities, Inc.	SAL	Citigroup Global Markets, Inc.
DUB	Deutsche Bank AG	MBC	HSBC Bank Plc	SOG	Societe Generale
FBF	Credit Suisse International	MSB	Morgan Stanley Bank, N.A	UBS	UBS Securities LLC
FICC	Fixed Income Clearing Corporation

Currency Abbreviations:
ARS	Argentine Peso	CAD	Canadian Dollar	PEN	Peruvian New Sol
AUD	Australian Dollar	EUR	Euro	USD (or $)	United States Dollar
BRL	Brazilian Real	GBP	British Pound

Index/Spread Abbreviations:
12MTA	12 Month Treasury Average	CMBX	Commercial Mortgage-Backed Index	LIBOR01M	1 Month USD-LIBOR
7-DayAuc	7 Day Auction Rate	COF 11	Cost of Funds - 11th District of San Francisco	LIBOR03M	3 Month USD-LIBOR
ABX.HE	Asset-Backed Securities Index - Home Equity	CPI	Consumer Price Index	PRIME	Daily US Prime Rate
ARPP7DRR	Argentina Central Bank 7 Day Repo Reference Rate	CPI YOY	US CPI Year Over Year	US0001M	1 Month USD Swap Rate
BADLARPP	Argentina Badlar Floating Rate Notes	EUR003M	3 Month EUR Swap Rate	US0003M	3 Month USD Swap Rate
BP0001M	1 Month GBP-LIBOR	EUSA5	5 Year EUR Annual Swap Rate	US0006M	6 Month USD Swap Rate
BP0003M	3 Month GBP-LIBOR	H15T10Y	10 Year US Treasury Yield Curve Constant Maturity Rate	USSW5	5 Year USSW Rate
BPSW5	5 Year GBP Swap Rate

Other Abbreviations:
ABS	Asset-Backed Security	CDI	Brazil Interbank Deposit Rate	PIK	Payment-in-Kind
ALT	Alternate Loan Trust	CDO	Collateralized Debt Obligation	SP - ADR	Sponsored American Depositary Receipt
BABs	Build America Bonds	CLO	Collateralized Loan Obligation	TBA	To-Be-Announced
BBR	Bank Bill Rate	EURIBOR	Euro Interbank Offered Rate	TBD%	Interest rate to be determined when loan settles
BBSW	Bank Bill Swap Reference Rate	JSC	Joint Stock Company	USSW	USD Swap Spread (Semiannual Fixed Rate vs. 3-Month LIBOR)
CBO	Collateralized Bond Obligation	LIBOR	London Interbank Offered Rate	YOY	Year-Over-Year

Item 2. Controls and Procedures

(a) The principal executive officer and principal financial & accounting officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))), are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits

A separate certification for each principal executive officer and principal financial & accounting officer of the registrant as required by Rule 30a-2 under the 1940 Act is attached as Exhibit 99.CERT.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIMCO Income Opportunity Fund

By:	/s/ Peter G. Strelow
Peter G. Strelow
President (Principal Executive Officer)

Date: November 27, 2017

By:	/s/ William G. Galipeau
William G. Galipeau
Treasurer (Principal Financial & Accounting Officer)

Date: November 27, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Peter G. Strelow

Peter G. Strelow
President (Principal Executive Officer)

Date: November 27, 2017

By:	/s/ William G. Galipeau

William G. Galipeau
Treasurer (Principal Financial & Accounting Officer)

Date: November 27, 2017